AMENDMENT NO. 1 TO SHIPBUILDING CONTRACT
                                   (Hull 003)

         THIS AMENDMENT NO. 1 TO SHIPBUILDING CONTRACT is made as of February 18, 2005, by and between KVAERNER PHILADELPHIA SHIPYARD INC., a corporation organized under the laws of Pennsylvania, having its principal office at 2100 Kitty Hawk Avenue, Philadelphia, PA 19112 (the "BUILDER"), and MATSON NAVIGATION COMPANY, INC., a corporation organized under the laws of Hawaii, having its principal office at 555 12th Street, Oakland, CA 94607 (the "BUYER").

                                 R E C I T A L S

         WHEREAS, the parties entered into that certain Shipbuilding Contract dated as of February 14, 2005 for the purchase one (1) Philadelphia CV 2600 type container vessel, designated as Builder's Hull No. 003 (the "Shipbuilding Contract"); and

         WHEREAS, the parties wish to amend the Shipbuilding Contract to correct a few minor technical errors and to incorporate additional language agreed to by the parties.

         NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties hereby agree to amend the Shipbuilding Contract as follows:

         1. Description of Vessel. Paragraph 1 of Article I of the Shipbuilding
            ---------------------
Contract is hereby amended by deleting the reference to "January 21, 2005" in the fifth line and replacing it with "February 3, 2005."

         2. Contract Price. Paragraph 1(a) of Article II is hereby deleted in
            --------------
its entirety and replaced with the following text:

         "The purchase price of the VESSEL is ONE HUNDRED FORTY FOUR MILLION THREE HUNDRED AND NINETY-ONE THOUSAND DOLLARS ($144,391,000) plus the cost incurred by the BUILDER with respect to the construction period financing for the VESSEL as provided for in paragraph (c) below, net receivable by the BUILDER, which is exclusive of the BUYER's Supplies as provided in Article XVIII hereof and shall be subject to upward or downward adjustment, if any, as hereinafter set forth in this Contract (herein called the "Contract Price"). The Contract Price shall be paid upon delivery of the Vessel by wire transfer to an account specified by the BUILDER; provided that such payment shall be subject to (i) deferral of payment of the amounts specified on the PROTOCOL OF DELIVERY AND ACCEPTANCE; (ii) the holdback described in Paragraph 4(f) of Article IX; (iii) disputed amounts deposited in the Disputes Escrow Account (as defined herein); and (iv) less any reduction in the Contract Price pursuant to Article III hereof."

         3. Effective Date.
            --------------

         (a) Paragraph 3(d) of Article II of the Shipbuilding Contract is hereby amended by deleting the reference to "Article V" in the second line and replacing it with "Article IV."

         (b) Paragraph 3(f) of Article II is hereby deleted in its entirety and replaced with the following text:

         "By February 18, 2005, the BUILDER shall provide the BUYER with a guarantee of Kvaerner ASA of (i) the BUILDER's indemnification obligations under Paragraph 2 of Article XXI hereof, and (ii) the BUILDER's obligation under that certain Right of First Refusal Agreement dated of even date herewith signed by the parties relating to certain rights with respect to future CV 2600 and CV 2500 type container vessel building positions at the Shipyard (the "Right of First Refusal Agreement").

         4. Delivery. Paragraph 2 of Article VII of the Shipbuilding Contract
            --------
references a PROTOCOL OF DELIVERY AND ACCEPTANCE that will be executed by the parties in connection with the delivery of the Vessel. The parties agree that the PROTOCOL OF DELIVERY AND ACCEPTANCE will be substantially in the form of Exhibit A attached hereto.

         5. Warranty of Quality. Paragraph 4(f) of Article IX is hereby deleted
            -------------------
in its entirety and replaced with the following text:

         "The BUYER may withhold ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000) from the delivery payment (the "Guarantee Holdback"). At the time of the delivery of the Vessel, the BUYER shall deposit the full amount of the Guarantee Holdback into an escrow account. The BUYER shall pay to the BUILDER the entire Guarantee Holdback, less any amount to cover any outstanding guarantee deficiency, upon completion of the guarantee period for the VESSEL. Any amounts withheld beyond the end of the guarantee period pursuant to this paragraph shall be paid to the BUILDER upon the correction of all guarantee deficiencies for which such amounts were withheld. Any dispute with respect to the disposition of the Guarantee Holdback shall be settled pursuant to Article XIV of this Contract."

         6. Indemnification. Paragraph 2 of Article XXI is hereby deleted in its
            ---------------
entirety and replaced with the following text:

                  "The BUILDER shall defend, indemnify and hold harmless the BUYER, its parent, subsidiaries, affiliates, agents, subcontractors, directors, officers and employees from and against any claims, demands, obligations, liens and suits of every nature whatsoever by OceanBlue Express, Inc. or any of its directors, officers, employees, shareholders, advisors or consultants, or any third party based upon a contractual relationship or binding commitment with OceanBlue Express Inc. or any third party whose claim is made on the basis of its reliance on any representation made by OceanBlue Express Inc. or any of its directors, officers, employees, shareholders, advisors or consultants arising out of or based upon the BUYER's purchase of the VESSEL, provided that this indemnification shall not apply to any claims, liens and suits of every nature whatsoever brought by any governmental entity unless such governmental claim, lien or suit is based upon a contractual relationship or binding commitment with OceanBlue Express, Inc. or is based on such governmental entity's reliance on any representation made by OceanBlue Express, Inc. or any of its directors, officers, employees, shareholders, advisors or consultants. This indemnification shall expire four (4) years from the effective date of this Contract.

         7. No Additional Changes. Except as otherwise herein expressly
            ---------------------
provided, all other provisions of the Shipbuilding Contract shall remain in full force and effect.

         8. Capitalized Terms. For all purposes of this Amendment, unless
            -----------------
otherwise expressly provided or unless the context otherwise requires, the capitalized terms used herein shall have the meaning specified in the Shipbuilding Contract.

         9. Counterparts. This Amendment may be executed in any number of
            ------------
counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.


                            [Signature page follows]

         IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 to Shipbuilding Contract as of the date first set forth above.


                              KVAERNER PHILADELPHIA SHIPYARD, INC.



                              By: /s/ David E. Meehan
                                  ----------------------------------------
                                  Name:   David E. Meehan
                                  Title:  President and Chief Executive Officer


                              MATSON NAVIGATION COMPANY, INC.



                              By: /s/ James S. Andrasick
                                  ----------------------------------------
                                  Name:   James S. Andrasick
                                  Title:  President and Chief Executive Officer

                                    EXHIBIT A

              FORM OF PROTOCOL OF DELIVERY AND ACCEPTANCE OF VESSEL


Philadelphia                      Pennsylvania              _____________
    (City)                          (State)                    (Date)

         KVAERNER PHILADELPHIA SHIPYARD INC., a ___________________ corporation (the "BUILDER"), and MATSON NAVIGATION COMPANY, INC. a Hawaii corporation (the "BUYER"), each for itself, does hereby certify:

         1. That the Vessel named _____________, BUILDER's Hull No.___, Official No. __________ (the "Vessel"), was, on the ___ day of ___________, 200_ at _______ o'clock (a.m.) (p.m.) __ Time, physically delivered at ________, ________, by the BUILDER to the BUYER pursuant to and in accord with the provisions of that certain Shipbuilding Contract between Kvaerner Philadelphia Shipyard Inc. and Matson Navigation Company, Inc., BUILDER's Hull No. __, entered into as of the 14th day of February, 2005, as such contract was amended by Amendments Nos. 1 through __, and Contract Changes No. 1 through __ (the "Shipbuilding Contract"), for the construction of said Vessel under the terms of which the title in and to the Vessel vested in the BUYER.

         2. Receipt of physical delivery of the Vessel is acknowledged by the BUYER, and the BUYER accepts the Vessel under and pursuant to the requirements of the Shipbuilding Contract, including the Plans, the Specifications and changes thereto, but subject to (i) completion by the BUILDER of all uncompleted work and correction of all defects, deficiencies, or damage to be completed and corrected by the BUILDER after delivery as set forth in Exhibit 1 attached
                                                        ---------
hereto, and (ii) the rights of the BUYER under ARTICLE IX of the Shipbuilding Contract.

         3. The BUYER and the BUILDER have agreed that the sum of $_________ represents the amount to be withheld by the BUYER from the Contract Price until the uncompleted work, uncorrected defects, deficiencies and damage set forth in
Exhibit 1 attached hereto, is completed and corrected, and such sum has been so
---------
withheld for later payment by the BUYER to the BUILDER in accordance with the provisions of the Shipbuilding Contract.

         4. The BUYER and the BUILDER have agreed that the sum of $_________ represents the amount to be withheld by the BUYER from the BUILDER at delivery of the Vessel in lieu of the completion and correction by the BUILDER of the uncompleted work and uncorrected defects, deficiencies or damage set forth in
Exhibit 2 attached hereto.
---------

         The capitalized terms used herein which are defined in the Shipbuilding Contract, or by reference therein to other documents, shall have the respective meanings stated in the Shipbuilding Contract or such other documents.

KVAERNER PHILADELPHIA                      MATSON NAVIGATION COMPANY,
  SHIPYARD INC.                            INC.
  BUILDER                                    BUYER


By                                         By
   ------------------------------             --------------------------------


Title                                      Title
      ---------------------------               ------------------------------

                                    EXHIBIT 1
                                    ---------
                                       TO
                                       --
                  PROTOCOL OF DELIVERY AND ACCEPTANCE OF VESSEL
                  ---------------------------------------------


                    DEFICIENCY LIST OF ITEMS TO BE CORRECTED
                    ----------------------------------------

BUILDER's Hull No. __________                       Date: __________, 200_


Official No. _____________

         Schedule 1-A, which is attached hereto and is incorporated herein by this reference, contains a list of uncompleted work and uncorrected defects, deficiencies, or damage at the time of delivery to be completed and corrected by the BUILDER after delivery in accordance with the provisions of the Shipbuilding Contract.


                                     KVAERNER PHILADELPHIA SHIPYARD INC.
                                       BUILDER


                                     By
                                        --------------------------------------

                                     Title
                                           -----------------------------------



                                     MATSON NAVIGATION COMPANY, INC.
                                        BUYER


                                     By
                                        --------------------------------------

                                     Title
                                           -----------------------------------
                                           Authorized Representative

                                    EXHIBIT 2
                                    ---------
                                       TO
                                       --
                  PROTOCOL OF DELIVERY AND ACCEPTANCE OF VESSEL
                  ---------------------------------------------


                  DEFICIENCY LIST OF ITEMS NOT TO BE CORRECTED
                  --------------------------------------------

BUILDER's Hull No. __________                       Date: __________, 200_


Official No. _____________

         Schedule 2-A, which is attached hereto and is incorporated herein by this reference, contains a list of uncompleted work and uncorrected defects, deficiencies, or damage at the time of delivery that will not be completed or corrected by the BUILDER after delivery of the Vessel in lieu of the amount set forth in paragraph 4 of the Protocol of Delivery and Acceptance of Vessel withheld by the BUYER from the BUILDER at the delivery in accordance with the provisions of the Shipbuilding Contract.


                                     KVAERNER PHILADELPHIA
                                       SHIPYARD INC.
                                       BUILDER


                                     By
                                        --------------------------------------

                                     Title
                                           -----------------------------------



                                     MATSON NAVIGATION COMPANY, INC.,
                                       BUYER


                                     By
                                        --------------------------------------

                                     Title
                                           -----------------------------------